Securities Act File No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. __	☐ Post-Effective Amendment No. __
(Check appropriate box or boxes)
__________________________________________________________________

BNY MELLON INVESTMENT FUNDS II, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Stradley Ronon Stevens & Young, LLP
100 Park Avenue
New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on October 16, 2026 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Subject to completion dated SEPTEMBER 15, 2026
BNY Mellon Emerging Markets Fund
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bny.com/investments/us/en/intermediary/products/bny-mellon
Dear Shareholder:
A special meeting of shareholders of BNY Mellon Emerging Markets Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), will be held in a virtual meeting format on Wednesday, December 16, 2026, at 11:00 a.m., Eastern time.  As a shareholder of the Fund, you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund"), in exchange solely for Class Y shares and Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. BNY Mellon Investment Adviser, Inc. ("BNYIA") is the investment adviser to the Acquiring Fund and the Fund.  Newton Investment Management Limited ("NIM"), an affiliate of BNYIA, is the sub-adviser to the Acquiring Fund and the Fund.  BNYIA and NIM are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  The Acquiring Fund is a series of BNY Mellon Investment Funds II, Inc. (the "Company").
Management of BNYIA has reviewed the lineup of long-term funds in the BNY Mellon Family of Funds and in the BNY Wealth lineup of funds and has concluded that it would be appropriate to consolidate certain funds that have similar investment objectives and strategies and whose consolidation would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board of Trustees and the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. After review, the Trust's Board of Trustees unanimously determined that the reorganization of the Fund is in the best interests of the Fund and approved the reorganization of the Fund. The Company's Board of Directors also determined that the reorganization of the Fund with and into the Acquiring Fund is in the best interests of the Acquiring Fund and approved the reorganization on behalf of the Acquiring Fund. The reorganization of the Fund is expected to occur on or about February 19, 2027 if approved by Fund shareholders.
If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of Class M shares of the Fund will receive Class Y shares of the Acquiring Fund and holders of Investor shares of the Fund will receive Class A shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Fund.  Management of BNYIA believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund. The Acquiring Fund has a lower management fee than the Fund and the Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.  The Acquiring Fund, similar to the Fund, normally invests in common stocks and other equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Acquiring Fund, like the Fund, considers emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index.  The Acquiring Fund and Fund have the same primary portfolio managers and comparable performance under their management.  Management of BNYIA believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with operating and servicing the funds as separate entities.  As a result, management of BNYIA recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.
After review, the Trust's Board of Trustees has unanimously approved the proposed reorganization of the Fund.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and is expected to have a lower total annual expense ratio than the Fund.  In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.
Your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
By Mail.  Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
Over the Internet.  Have your proxy card available.  Go to the website listed on the proxy card.  Enter your control number from your proxy card.  Follow the instructions on the website.
By Telephone.  Have your proxy card available.  Call the toll-free number listed on the proxy card.  Enter your control number from your proxy card.  Follow the recorded instructions.
At the Meeting.  You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because it would not have to pay for return-mail postage.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.
Further information about the proposed reorganization is contained in the enclosed materials, which you should carefully review before you vote.
If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-800-610-8229.  If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services.  Holders of direct accounts should call 1-800-373-9387.

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Sincerely,
Lisa Sampson President BNY Mellon Funds Trust
October [__], 2026

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Proposed Reorganization OF
BNY Mellon Emerging Markets Fund
With and Into
BNY MELLON Global Emerging Markets fund
QUESTIONS AND ANSWERS
The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.
WHAT WILL HAPPEN TO MY BNY MELLON Emerging Markets FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?
You will become a shareholder of BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYIA"), on or about February 19, 2027 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Emerging Markets Fund (the "Fund").  Holders of Class M shares of the Fund will receive Class Y shares of the Acquiring Fund and holders of Investor shares of the Fund will receive Class A shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of BNY Mellon Funds Trust (the "Trust").  The Acquiring Fund is a series of BNY Mellon Investment Funds II, Inc. (the "Company").
WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF THE FUND FOR ME?
The Trust's Board of Trustees (the "Board") believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is also managed by BNYIA.  The Acquiring Fund and the Fund are sub-advised by Newton Investment Management Limited ("NIM"), an affiliate of BNYIA.  As of August 31, 2026, the Acquiring Fund had approximately $295 million and the Fund had approximately $208 million in net assets.  The Acquiring Fund has a lower management fee than the Fund and the Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such expense limitation agreements.  See "Will the Proposed Reorganization of the Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.  Although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was comparable to that of the Fund's shares for the one-year period ended December 31, 2025 [and for the year-to-date ended September 30, 2026].  See "Summary—Past Performance" in the Prospectus/Proxy Statement.  Management of BNYIA also believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies.  Based on the similarities between the Fund and the Acquiring Fund, the reorganization should enable NIM, as the Acquiring Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including having fewer and larger trade orders and executions, and permit the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds.

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DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?
The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies.  However, the investment practices and limitations of each fund are not identical.  The Acquiring Fund seeks long-term capital appreciation.  The Fund seeks long-term capital growth.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Acquiring Fund, like the Fund, considers emerging market countries to be all countries represented in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index.  The Acquiring Fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The Acquiring Fund, like the Fund, may invest in equity securities of companies with any market capitalization. The Acquiring Fund also may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in certain countries, such as China.
The Acquiring Fund's sub-adviser, NIM, employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. NIM then identifies specific companies using these investment themes to help it focus on areas where the thematic and strategic research indicates positive returns are likely to be achieved.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Fund, like the Acquiring Fund, considers emerging market countries to be all countries represented in the MSCI Emerging Markets Index. The Fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time.  Normally, the Fund invests in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization.  The stocks purchased for the Fund may have value and/or growth characteristics.
The Fund's sub-adviser, NIM, employs a bottom-up investment approach which emphasizes individual stock selection.  In selecting stocks for the Fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage.  The stock selection process is designed to produce a diversified portfolio of equity securities perceived by NIM to have attractive quality and growth characteristics and priced at a level that offers an attractive risk-reward profile for investors.  The Fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index.  In addition, the Fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries, such as China, India, South Korea and Taiwan, and to securities of companies in the information technology sector.
Sell decisions for individual stocks held by the Acquiring Fund will typically be a result of one or more of the following:

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●
there has been a change in NIM's view of global investment themes (as described above);
●
there has been a significant change in the prospects of the company;
●
a price movement and market activity have created an excessive valuation;
●
unfavorable relative risk/reward balance versus other opportunities; or
●
profit-taking.
The Fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.
The risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  The Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  Investments in these countries may be subject to political, economic, legal, market and currency risks.  Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, auditing, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies.  The risks also may include unpredictable political and economic policies, additional transaction costs, delays in settlement procedures, unexpected market closures, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States. See "Summary—Comparison of the Acquiring Fund and the Fund—Principal Investment Risks" in the Prospectus/Proxy Statement.
BNYIA is the investment adviser to the Acquiring Fund and the Fund.  BNYIA has engaged its affiliate, NIM to serve as the sub-adviser to the Acquiring Fund and the Fund to provide day-to-day management of the Acquiring Fund's and the Fund's investments, respectively, subject to BNYIA's supervision and approval.  Alex Khosla and Aditya Shah are the Acquiring Fund's and the Fund's primary portfolio managers.  Mr. Khosla has been a primary portfolio manager of the Acquiring Fund and the Fund since September 2022 and October 2022, respectively, and the Acquiring Fund's and the Fund's lead portfolio manager since May 2025.  Mr. Shah has been a primary portfolio manager of the Acquiring Fund and the Fund since September 2025.  Messrs. Khosla and Shah are portfolio managers of the emerging markets and Asian equities team at NIM.  See "Fund Details—Investment Adviser and Sub-Advisers" and "—Primary Portfolio Managers" in the Prospectus/Proxy Statement.
WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?
The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that,

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for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Each fund holds portfolio securities in certain emerging market countries that restrict the transfer of such securities.  It is expected that the Fund will dispose of the securities it holds in these emerging market countries prior to the reorganization in lieu of transferring them directly to the Acquiring Fund.  Such dispositions, which are expected to be significant, may result in the recognition of gain, which would be distributed to Fund shareholders, subject to the offsetting of the Fund's capital loss carryforwards, as applicable.  The proceeds from such portfolio sales would be transferred to the Acquiring Fund in the reorganization; the Acquiring Fund, in turn, would use such proceeds to purchase many of the securities the Fund was required to sell.  The tax impact of the sale of portfolio securities by the Fund will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of the sale by the Fund of portfolio securities before consummation of the reorganization, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  As of August 31, 2026, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $274 million available. See "Summary—Federal Income Tax Consequences" and "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities" in the Prospectus/Proxy Statement.
WILL THE FUND HAVE TO SELL PORTFOLIO SECURITIES?
In connection with the reorganization, management of BNYIA currently estimates that, based on Fund assets and portfolio composition as of June 30, 2026, portfolio securities representing approximately 80% of the Fund's net assets (approximately $154 million of the Fund's net assets) may be sold by the Fund before consummation of the reorganization.  These sales include portfolio securities held by the Fund in certain emerging market countries that restrict the transfer of such securities.  It is expected that the Fund will dispose of the securities it holds in these emerging market countries prior to the reorganization in lieu of transferring them directly to the Acquiring Fund.  Based on the Fund's assets and portfolio composition as of June 30, 2026, management estimates that portfolio securities in these emerging market countries representing approximately 73% of the Fund's net assets (approximately $140 million of the Fund's net assets) would be required to be sold by the Fund before consummation of the reorganization.  Management estimates that the aggregate brokerage commissions and other transaction costs associated with the Fund's sale of portfolio securities before consummation of the reorganization, including the disposition of securities subject to transfer restrictions in emerging market countries, would be approximately $308,000.  Based on the above assumptions, management estimates that the Fund would recognize approximately $67 million in capital gains (approximately $4.89 or 32% per share) as a result of the sale of such portfolio securities before consummation of the reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), with respect to the tax-free nature of the reorganization.  See "Information about the Reorganization—Sale of Portfolio Securities" in the Prospectus/Proxy Statement.
WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?
Yes.  The Acquiring Fund will offer you the same shareholder privileges that you currently have as a shareholder of the Fund.  Holders of Investor shares who receive Class A shares of the Acquiring Fund will

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continue to have automatic services, such as Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, and Automatic Withdrawal Plan.  As a shareholder of the Acquiring Fund, you are able to exchange your Acquiring Fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds (approximately 70 other mutual funds).  Shareholders of the Fund are able to exchange their Fund shares for shares of the same class of another fund in the Trust.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.
While you will continue to have the same privileges as a holder of Class A shares or Class Y shares of the Acquiring Fund as you previously did as a holder of Investor shares or Class M shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in the Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?
No.  The Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of 1.15% of the value of the Fund's average daily net assets.  In addition, the Fund has agreed to pay The Bank of New York Mellon an administration fee at an annual rate based on the level of assets of the funds in the Trust in the aggregate.  The Fund's effective administration fee, as of June 30, 2026, was 0.15% of the value of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  BNYIA, in turn, pays NIM for the provision of sub-investment advisory services to the Fund and Acquiring Fund, respectively.
BNYIA has contractually agreed to waive receipt of a portion of the Fund's management fee in the amount of 0.25% of the value of the Fund's average daily net assets until December 31, 2026.  BNYIA has contractually agreed, until February 27, 2027, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00%.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such fee waiver and expense reimbursement agreements.
The Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.  See "Summary—Fees and Expenses" in the Prospectus/Proxy Statement.
WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?
No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales

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charges and CDSCs.
WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?
Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and is estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of June 30, 2026) expenses relating to the Fund's reorganization will be borne by the Fund, whether or not the reorganization is approved and consummated.  Such expenses are currently estimated to amount to approximately $205,760 for Class M shares and $24,240 for Investor shares of the Fund, or approximately 0.11% of the value of the average daily net assets of each class, as of June 30, 2026, but could be higher in the event the Fund is required to adjourn or postpone the meeting and continue soliciting votes to achieve a quorum or the required vote.  Based on the current estimate of the expenses of the reorganization, and estimated brokerage commissions and other transaction costs associated with the sale by the Fund of portfolio securities, and each class's pro rata share of those expenses, it is estimated that holders of the Fund's Class M shares and Investor shares would start to realize the Acquiring Fund's lower total annual expense ratio within approximately 8.75 months and 9.55 months, respectively, after the reorganization occurs. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.  The Fund and the Acquiring Fund will bear their respective portfolio transaction costs, including those associated with selling portfolio securities held by the Fund and repurchasing them by the Acquiring Fund, which may be necessary to effect the transfer of specific portfolio securities to the Acquiring Fund in certain foreign jurisdictions.
HOW DOES THE TRUST'S BOARD RECOMMEND I VOTE?
Management of BNYIA recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the gross and net annual expense ratios, of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Trust's Board has unanimously concluded that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYIA and sub-advised by NIM, and has substantially similar investment objectives, management policies and strategies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee than the Fund.  Also, the Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.  In addition, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was comparable to that of the Fund's shares for the one-year period ended December 31, 2025 and for the year-to-date ended June 30, 2026.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies.  Therefore, the Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, unanimously recommends that you vote FOR the Agreement and Plan of Reorganization.  See "Reasons for the Reorganization" in the Prospectus/Proxy Statement.

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The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the reorganization.  Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Virtual attendance at the meeting constitutes in person attendance for purposes of calculating the required vote.
WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED?
If the shareholders of the Fund approve the reorganization, then the reorganization will be implemented.  If the Fund does not receive shareholder approval, then the reorganization of the Fund will not be implemented and the Trust's Board will consider such other actions as it deems to be necessary or appropriate for the Fund.
HOW CAN I VOTE MY SHARES?
You can vote in any one of the following ways:
By mail, with the enclosed proxy card and postage-paid envelope;
By telephone, with a toll-free call to the number listed on your proxy card;
Over the Internet, at the website address listed on your proxy card; or
At the meeting, by attending virtually and voting over the Internet during the meeting.
We encourage you to vote over the Internet or by telephone.  These voting methods will save the Fund money because it would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.
May I attend the Meeting Physically?
No.  The meeting will be conducted exclusively online via live webcast.  Shareholders will not be able to attend the meeting physically but may participate over the Internet.  Shareholders may request the meeting credentials by emailing sfs-meetinginfo@sodali.com.  Please include your full name, address and the control number found on your enclosed proxy card.  The meeting will begin promptly at 11:00 a.m., Eastern time, on December 16, 2026.  The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the meeting.  You may vote during the meeting by following the instructions available on the meeting website.

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PRELIMINARY COPY
BNY Mellon EMERGING MARKETS Fund
__________________________
Notice of Special Meeting of Shareholders
___________________________
To the Shareholders:
A Special Meeting of Shareholders (the "Meeting") of BNY Mellon Emerging Markets Fund (the "Fund"), a series of BNY Mellon Funds Trust (the "Trust"), will be held over the Internet in a virtual meeting format only on Wednesday, December 16, 2026, at 11:00 a.m., Eastern time, for the following purpose:
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund"), in exchange solely for Class Y shares and Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class Y shares and Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class M shares and Investor shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record as of the close of business on October 15, 2026 will be entitled to receive notice of and to vote at the Meeting.
To participate in the Meeting, you must request the Meeting credentials by emailing sfs-meetinginfo@sodali.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write "BNY Mellon Emerging Markets Fund" in the subject line.  The Meeting will begin promptly at 11:00 a.m., Eastern time, on Wednesday, December 16, 2026.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to sfs-meetinginfo@sodali.com. You may also forward proof of ownership from your intermediary to sfs-meetinginfo@sodali.com.  Requests for registration should be received no later than 12:00 p.m., Eastern time, on December 14, 2026.  You will receive a confirmation email sfs-meetinginfo@sodali.com  of your registration and control number that will allow you to vote over the Internet during the Meeting.
If you are a BNY Wealth Client and have any questions after considering the enclosed materials, you should contact your account officer by calling 1-800-610-8229.  If you are a BNY Wealth Brokerage Client and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct or 1-800-843-5466 for accounts held by BNY Brokerage Services.  Holders of direct accounts should call 1-800-373-9387.
PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website: www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.
By Order of the Board of Trustees
Sarah S. Kelleher Vice President and Secretary
New York, New York
October [__], 2026

WE NEED YOUR PROXY VOTE
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE ARE PRESENT.  IN THAT EVENT, THE FUND, AT THE SHareHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

2

Proposed Reorganization of

BNY MELLON emerging markets fund
A Series of BNY Mellon Funds Trust

With and Into

BNY MELLON GLOBAL emerging markets FUND
A Series of BNY Mellon Investment Funds II, Inc.
_______________________________________
PROSPECTUS/PROXY STATEMENT
OCTOBER [_], 2026
_______________________________________
Special Meeting of Shareholders
To Be Held on Wednesday, December 16, 2026
This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of BNY Mellon Funds Trust (the "Trust"), on behalf of BNY Mellon Emerging Markets Fund (the "Fund"), to be exercised at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Wednesday, December 16, 2026 at 11:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.
Shareholders of record as of the close of business on October 15, 2026 are entitled to receive notice of and to vote over the Internet during the Meeting.  Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.
It is proposed that the Fund transfer all of its assets to BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund"), in exchange solely for Class Y shares and Class A shares of the Acquiring Fund, par value $0.001 per share, and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) received by the Fund, for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Class M shares or Investor shares of the Fund a number of Class Y shares and Class A shares (or fractions thereof), respectively, of the Acquiring Fund, par value $0.001 per share, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.
This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.  The Acquiring Fund and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286.  The phone number for the Acquiring Fund and the Fund is 1-800-373-9387.
A Statement of Additional Information ("SAI") dated October [_], 2026, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") on September 15, 2026 (File No. [_____]) and is incorporated by reference in its entirety.

The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 240 Greenwich Street, New York, New York 10286, or by calling 1-800-373-9387 (inside the U.S. only).
____________________________________________________________________________________
Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
____________________________________________________________________________________
The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.
______________________________________________________________________________
The Acquiring Fund and the Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYIA").  The Acquiring Fund and the Fund are sub-advised by Newton Investment Management Limited ("NIM"), an affiliate of BNYIA.  The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies.  Each of the Acquiring Fund and the Fund normally invests in equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Acquiring Fund and the Fund consider emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index.  The Acquiring Fund is a series of BNY Mellon Investment Funds II, Inc. (the "Company").  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.
For more information regarding the Acquiring Fund, see the current Acquiring Fund Prospectus, dated February 27, 2026, and Statement of Additional Information, dated September 30, 2025, as revised or amended, November 10, 2025, December 31, 2025, January 30, 2026, February 27, 2026 and May 1, 2026, filed with the Securities and Exchange Commission (File No. 333-192305), which are incorporated into this Prospectus/Proxy Statement by reference.  The Acquiring Fund's Form N-CSR (including its audited financial statements for the fiscal year) for its fiscal year ended October 31, 2025 and Form N-CSR for the six-month period ended April 30, 2026 (File No. 811-22912) also are incorporated into this Prospectus/Proxy Statement by reference.
For more information regarding the Fund, see the current Fund Prospectus, dated December 31, 2025, as revised July 15, 2026 and July 31, 2026, and Statement of Additional Information, dated December 31, 2025, as revised July 15, 2026, filed with the Securities and Exchange Commission (File No. 333-34844), which are incorporated into this Prospectus/Proxy Statement by reference.  The Fund's Form N-CSR (including its audited financial statements for the fiscal year) for its fiscal year ended August 31, 2025 and Form N-CSR for the six-month period ended February 28, 2026 (File No. 811-09903) also are incorporated into this Prospectus/Proxy Statement by reference.
The Acquiring Fund's Prospectus, dated February 27, 2026, accompanies this Prospectus/Proxy Statement.  For a free copy of the Fund's Prospectus, dated December 31, 2025, as revised July 15, 2026, or Annual Report and Form N-CSR for the fiscal year ended August 31, 2025, or Semi-Annual Report and Form N-CSR for the fiscal period ended February 28, 2026, please call your financial adviser, or call

1-800-373-9387, visit www.bny.com/investments/us/en/intermediary/products/bny-mellon or write to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class M shares and Investor shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.  If no voting instructions are provided with respect to Fund shares for which BNY Wealth or its affiliates has voting authority, such shares will be voted in accordance with such firm's proxy voting policies and procedures.
As of August 31, 2026, the following numbers of Fund shares were issued and outstanding:
Class M Shares	Investor Shares
12,026,050.507	1,410,924.907
It is estimated that proxy materials will be mailed to shareholders of record on or about October 28, 2026.  To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above.  The Fund will begin sending you individual copies promptly after receiving your request.
Important Notice Regarding Internet
Availability of PROSPECTUS/Proxy Materials
The Letter to Shareholders, Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement, Form of Proxy Card and any additional proxy soliciting materials are available at www.bny.com/proxy

TABLE OF CONTENTS
SUMMARY	5
FUND DETAILS	19
REASONS FOR THE REORGANIZATION	32
INFORMATION ABOUT THE REORGANIZATION	34
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND	38
VOTING INFORMATION	38
FINANCIAL STATEMENTS AND EXPERTS	42
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	42
FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND AND THE FUND	B-1
DESCRIPTION OF THE COMPANY'S BOARD MEMBERS	C-1

APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND
SUMMARY
Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus and Statement of Additional Information, the Fund's Prospectus and Statement of Additional Information, and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.
Proposed Transaction. The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class Y shares and Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Holders of Class M shares of the Fund will receive Class Y shares of the Acquiring Fund and holders of Investor shares of the Fund will receive Class A shares of the Acquiring Fund.  The number of the Acquiring Fund's shares (or fractions thereof) a Fund shareholder receives may be different from the number of Fund shares (or fractions thereof) held by the shareholder as of the date of the Reorganization, but the aggregate net asset value will be equal.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.
As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.
The Trust's Board has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  Similarly, the Company's Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."
Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts.  Each fund holds portfolio securities in certain emerging market countries that restrict the transfer of such securities.  It is expected that the Fund will dispose of the securities it holds in these emerging market countries prior to the Reorganization in lieu of transferring them directly to the Acquiring Fund.  Such dispositions, which may be significant, may result in the recognition of gain, which would be distributed to Fund shareholders, subject to the offsetting of the Fund's capital loss carryforwards, as applicable.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  As of August 31, 2026, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $274 million available.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards."
Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Additional information is set forth in such Prospectuses, which are incorporated herein by reference.
Investment Objective and Principal Investment Strategies.  The Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies.  The Acquiring Fund seeks long-term capital appreciation.  The Fund seeks long-term capital growth.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Acquiring Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Company's Board upon 60 days' prior notice to shareholders. The Acquiring Fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index.  The Acquiring Fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The Acquiring Fund invests principally in common stocks. The Acquiring Fund may invest in equity securities of companies with any market capitalization. The Acquiring Fund also may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in certain countries, such as China.
The Acquiring Fund's sub-adviser, NIM, employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Such themes may include:
●
key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;
●
demographic or social trends and their effects on companies, countries, markets and industries;
●
the expected impact of technology and globalization on industries and brands;
●
governmental policy;
●
relative valuations of equities, bonds and cash investments; and
●
long-term trends in currency movements.

NIM then identifies specific companies using these investment themes to help it focus on areas where the thematic and strategic research indicates positive returns are likely to be achieved.  NIM may assess, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment.  Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects the stocks believed to be most attractive based on this evaluation.
Sell decisions for individual stocks held by the Acquiring Fund will typically be a result of one or more of the following:
●
there has been a change in NIM's view of global investment themes (as described above);
●
there has been a significant change in the prospects of the company;
●
a price movement and market activity have created an excessive valuation;
●
unfavorable relative risk/reward balance versus other opportunities; or
●
profit-taking.
To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's board upon 60 days' prior notice to shareholders.  The Fund considers emerging market countries to be all countries represented in the MSCI Emerging Markets Index. The Fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time.  Normally, the Fund invests in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization.  The stocks purchased for the Fund may have value and/or growth characteristics.
The Fund's sub-adviser, NIM, employs a bottom-up investment approach which emphasizes individual stock selection.  In selecting stocks for the Fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, including governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage.  NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment.  Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts.  NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment.  NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.  NIM then selects for the Fund the stocks believed to be most attractive based on this evaluation.  The Fund may overweight or underweight certain emerging market countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index.  In addition, the Fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging market countries, such as China, India, South Korea and Taiwan, and to securities of companies in the information technology sector.

The Fund invests principally in common stocks, but the Fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.
The Fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.
The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin.  The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries.  As of June 30, 2026, emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Acquiring Fund and the Fund have substantially similar fundamental and non-fundamental investment restrictions.  Each fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).  Each fund's fundamental investment restrictions are set forth on Exhibit B.
Principal Investment Risks.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.
Because the Acquiring Fund and the Fund have substantially similar investment objectives, management policies and strategies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they may be described differently in their respective prospectuses.
The Acquiring Fund and the Fund are subject, except as otherwise noted, to the following principal risks:
●
Risks of stock investing:  (Acquiring Fund and Fund)  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.
●
Foreign investment risk:  (Acquiring Fund and Fund)  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
●
Emerging market risk:  (Acquiring Fund and Fund)  The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.  Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies.  The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.
●
Foreign currency risk:  (Acquiring Fund and Fund)  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.
●
Liquidity risk:  (Acquiring Fund and Fund)  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.
●
Market risk:  (Acquiring Fund and Fund)  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.
●
Growth and value stock risk:  (Acquiring Fund and Fund)  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.
●
Market capitalization risk (small-, mid- and large-cap stock risk):  (Acquiring Fund and Fund)  To the extent the fund emphasizes small-, mid- or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.
●
Country, company, industry and market sector risk:  (Fund)  The Fund may overweight or underweight its investments in certain countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index, which may cause the Fund's performance to be more or less sensitive to positive or negative developments affecting those countries, companies, industries or sectors.
●
China risk:  (Acquiring Fund and Fund)  Investments in China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage.  In particular, the Chinese Communist Party exercises significant control over economic growth in China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.  Attempts by the government of the People's Republic of China to exert greater control over Hong Kong's economic, political and legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance of issuers located in Hong Kong.  The Chinese economy and markets may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States.  China's economy may be dependent on the economies of other Asian countries, many of which are developing countries.  In addition, the imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from China may have an adverse impact on Chinese issuers and China's economy as a whole.

●
India risk:  (Fund)  Investments in Indian issuers involve risks that are specific to India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage).  The securities markets in India are relatively underdeveloped and may subject the fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.  Further, the fund's investments are subject to fluctuations in the value of the Indian rupee.  Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India.  A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the fund.  Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.  In addition, religious and border disputes persist in India.  India has historically experienced hostilities with neighboring countries, such as Pakistan and China, and the Indian government has confronted separatist movements in several Indian states.  Instability as a result of these social and political tensions could adversely impact the value of the fund's investments in India.
●
South Korea risk:  (Fund)  Investments in South Korean issuers may subject the fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea.  In addition, economic and political developments of South Korea's neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of such hostilities, may have a severe adverse effect on the South Korean economy.
●
Taiwan risk:  (Fund)  Investments in Taiwanese issuers involve risks that are specific to Taiwan, including legal, regulatory, political, currency and economic risks.  Political and economic developments of Taiwan's neighbors may have an adverse effect on Taiwan's economy.  Specifically, Taiwan's geographic proximity and history of political contention with mainland China have resulted in ongoing tensions, which may materially affect the Taiwanese economy and its securities market.
●
Information technology sector risk:  (Fund)  The information technology sector has been among the most volatile sectors of the stock market.  To the extent the fund's investments are significantly exposed to companies in the information technology sector, the fund's performance will be significantly affected by developments in that sector.  Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Technology companies are heavily dependent on patent and other intellectual property rights.  In addition, these companies are strongly affected by worldwide technological developments, government regulation, and increased competition, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors.  Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.
●
Frontier market risk:  (Acquiring Fund)  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.
●
Management risk:  (Acquiring Fund and Fund)  The investment process and techniques used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
Other Risks of the Reorganization.  In addition to the principal investment risks of investing in the Acquiring Fund, an investment in the combined fund is subject to the following risks:
●
Past performance.  Although the Acquiring Fund and Fund had comparable total return performance for the one-year period ended December 31, 2025 [and for the year-to-date ended September 30, 2026], past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund's shares or the Fund's shares will perform in the future.
●
Risk that efficiencies are not realized.  By combining the Fund with the Acquiring Fund, management of BNYIA believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting NIM to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds.  However, these desired efficiencies may not ultimately be realized.
Dividends and Other Distributions.  Each fund anticipates paying its shareholders dividends and capital gain distributions, if any, annually.  The Fund and the Acquiring Fund anticipate that dividends paid by the fund generally will be taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).
Purchase, Redemption and Exchange Policies and Procedures.  The Fund offers Class M shares and Investor shares.  The Acquiring Fund offers Class A shares, Class C shares, Class I shares and Class Y shares.  There will be no exchange of Class C shares or Class I shares of the Acquiring Fund in connection with the Reorganization.
In general, the Fund's shares are offered only to current or former BNY Wealth clients and to certain investment advisory firms, individuals and entities that receive a transfer of Fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans.  Class M shares are generally offered only to BNY Wealth clients of BNY that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY.  Investor shares are generally offered only to BNY Wealth clients who terminate their relationship with a BNY affiliate, and to individuals, corporations, partnerships and other entities that are not BNY Wealth clients and that receive a transfer of fund shares from a BNY Wealth client.  For individual account holders of Class M and Investor shares, the minimum initial investment is $10,000 and the minimum for subsequent investments is $100.  Redemption proceeds of the Fund are remitted by check, wire, or electronic transfer (ACH) after receipt of a request in good order.

The Acquiring Fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the Acquiring Fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in retirement plans.  In general, for Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment, and the minimum initial investment for Class A shares of the Acquiring Fund is $1,000 and the minimum subsequent investment is $100.  Redemption proceeds of the Acquiring Fund are remitted by check, wire, or electronic transfer (ACH) after receipt of a request in good order.
Shareholders of the Fund may exchange their Fund shares generally for shares of the same class, or another class in which the shareholder is eligible to invest, of another fund in the Trust. Shares of the Acquiring Fund may be exchanged into shares of the same class, or another class in which the shareholder is eligible to invest, of another fund in the BNY Mellon Family of Funds.
Shares of the Fund and the Acquiring Fund may be purchased, redeemed or exchanged each day the New York Stock Exchange is open, at the relevant fund's net asset value determined after receipt of a request in good order.
Sales Charges and Shareholder Servicing Arrangements.  No sales charge or CDSC will be imposed at the time of the Reorganization.
Class A shares of the Acquiring Fund are subject to a maximum front-end sales load of 5.75% pursuant to a front-end sales load schedule that has five breakpoints based on the size of the investor's purchase.  Purchases of the Acquiring Fund's Class A shares in amounts of $1 million or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase. Class M shares and Investor shares of the Fund and Class Y shares of the Acquiring Fund are not subject to any sales charges.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.
The Fund's Investor shares and the Acquiring Fund's Class A shares are subject to a shareholder services plan, pursuant to which the respective fund pays its distributor, BNY Mellon Securities Corporation (the "Distributor"), a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares, in the case of the Fund, and Class A shares, in the case of the Acquiring Fund, for providing shareholder account service and maintenance (the "Shareholder Services Plan") with respect to the relevant class of shares.  The Shareholder Services Plans permit the Distributor to pay financial intermediaries for providing shareholder account service and maintenance with respect to Investor shares of the Fund and Class A shares of the Acquiring Fund.
Neither Investor shares of the Fund nor Class A shares of the Acquiring Fund are subject to any distribution plan.  Class M shares of the Fund and Class Y shares of the Acquiring Fund are not subject to any distribution plan or shareholder services plan.
Fees and Expenses.  Under its agreement with BNYIA, the Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of 1.15% of the value of the Fund's average daily net assets.  In addition, the Fund has agreed to pay The Bank of New York Mellon ("BNY Mellon") an administration fee at an annual rate based on the level of assets of the funds in the Trust in the aggregate.  The Fund's effective administration fee, as of June 30, 2026, was 0.15% of the value of the Fund's average daily net assets.  The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  BNYIA, in turn, pays NIM for the provision of sub-investment advisory services to the Fund and Acquiring Fund, respectively.  BNYIA pays the fees and expenses of the Fund's transfer agent, other than fees and expenses of the transfer agent associated with cash management and related services.  The Acquiring Fund bears the fees and expenses of its transfer agent directly.
BNYIA has contractually agreed to waive receipt of a portion of the Fund's management fee in the amount of 0.25% of the value of the Fund's average daily net assets until December 31, 2026.  BNYIA has contractually agreed, until February 27, 2027, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the Acquiring Fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00%.  Total expenses of the Fund and the Acquiring Fund may increase after the termination of such fee waiver and expense reimbursement agreements.
The Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund, shares of the Acquiring Fund or shares of the Acquiring Fund post-Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below.  The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of June 30, 2026.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of June 30, 2026, as adjusted showing the effect of the consummation of the Reorganization.  Expenses in connection with the Reorganization, which will be borne by the Fund, are expected to be approximately 0.11% of the value of the average daily net assets of Class M shares and Investor shares of the Fund, as of June 30, 2026.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Acquiring Fund set forth below.

	Fund BNY Mellon Emerging Markets Fund Class M Shares	Acquiring Fund BNY Mellon Global Emerging Markets Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Global Emerging Markets Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.15	.75	.75
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fee	.15	none	none
Shareholder services fees	none	none	none
Miscellaneous other expenses	.18	.17	.12
Total other expenses	.33	.17	.12
Total annual fund operating expenses	1.48	0.92	0.87
Fee waiver	(.25)[1]	N/A	N/A
Total annual fund operating expenses (after fee waiver)	1.23	0.92	0.87
1  BNYIA has contractually agreed to waive receipt of a portion of the Fund's management fee in the amount of 0.25% of the value of the Fund's average daily net assets until December 31, 2026.  On or after December 31, 2026, BNYIA may terminate this waiver agreement at any time.

	Fund BNY Mellon Emerging Markets Fund Investor Shares	Acquiring Fund BNY Mellon Global Emerging Markets Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Global Emerging Markets Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	5.75	5.75

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.15	.75	.75
Distribution (12b-1) fees	none	none	none
Other expenses:
Administration fee	.15	none	none
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.18	.23	.15
Total other expenses	.58	.48	.40
Total annual fund operating expenses	1.73	1.23	1.15
Fee waiver	(.25)[2]	N/A	N/A
Total annual fund operating expenses (after fee waiver)	1.48	1.23	1.15
1  Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
2  BNYIA has contractually agreed to waive receipt of a portion of the Fund's management fee in the amount of 0.25% of the value of the Fund's average daily net assets until December 31, 2026.  On or after December 31, 2026, BNYIA may terminate this waiver agreement at any time.
Example
The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses, which are as of June 30, 2026, remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The Example does not include the expenses to be borne by the Fund in connection with the Reorganization and does not reflect the fee waiver agreement by BNYIA.  The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of June 30, 2026, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Fund
BNY Mellon Emerging Markets Fund*
	1 Year	3 Years	5 Years	10 Years
Class M (with or without redemption at end of period)	$151	$468	$808	$1,768
Investor (with or without redemption at end of period)	$176	$545	$939	$2,041
*Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $230,000 or 0.11% of the value of the Fund's average daily net assets.  These expenses are not reflected in the Examples.

Acquiring Fund
BNY Mellon Global Emerging Markets Fund
	1 Year	3 Years	5 Years	10 Years
Class Y (with or without redemption at end of period)	$94	$293	$509	$1,131
Class A (with or without redemption at end of period)	$693	$943	$1,212	$1,978

Acquiring Fund Pro Forma After Reorganization
BNY Mellon Global Emerging Markets Fund
	1 Year	3 Years	5 Years	10 Years
Class Y (with or without redemption at end of period)	$89	$278	$482	$1,073
Class A (with or without redemption at end of period)	$685	$919	$1,172	$1,892

Each fund may pay a transaction cost or spread when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs or spreads.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During its most recent fiscal year, the portfolio turnover rates of the Fund and the Acquiring Fund were [___]% and 71.79%, respectively, of the average value of the respective fund's portfolio.
Past Performance.  The Acquiring Fund will be the accounting and performance survivor in the Reorganization.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Y shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class M shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of the MSCI Emerging Markets Index, a broad measure of market performance.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  Performance for each share class will vary due to differences in expenses.  More recent performance information may be available at www.bny.com/investments.
After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.
Acquiring Fund
BNY Mellon Global Emerging Markets Fund — Class Y Shares
During the periods shown in the chart: Best Quarter 2020, Q2: 27.38
Worst Quarter 2020, Q1: (18.61)
   The year-to-date total return of the Acquiring Fund's Class Y shares as of 9/30/26 was [____]%.

Acquiring Fund
BNY Mellon Global Emerging Markets Fund

Average Annual Total Returns (as of 12/31/25)
Class	1 Year	5 Years	10 Years
Class Y returns before taxes	22.81%	0.59%	8.61%
Class Y returns after taxes on distributions	23.56%	0.62%	8.52%
Class Y returns after taxes on distributions and sale of fund shares	14.44%	0.83%	7.27%
Class A returns before taxes	15.31%	-0.92%	7.65%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	33.57%	4.20%	8.42%

Effective October 21, 2022, NIM became the Fund's sub-adviser and the Fund's investment approach, process and strategy were modified.  Different investment strategies may lead to different performance results.  The Fund's performance for periods prior to October 21, 2022 shown in the bar chart and table reflects the Fund's investment strategy in effect prior to that date.

Fund
BNY Mellon Emerging Markets Fund — Class M Shares
During the periods shown in the chart: Best Quarter 2020, Q2: 20.19
Worst Quarter 2020, Q1: (26.73)
   The year-to-date total return of the Fund's Class M shares as of 9/30/26 was [____]%.

Fund
BNY Mellon Emerging Markets Fund

Average Annual Total Returns (as of 12/31/25)
Class	1 Year	5 Years	10 Years
Class M returns before taxes	25.51%	2.95%	7.32%
Class M returns after taxes on distributions	26.36%	2.52%	7.11%
Class M returns after taxes on distributions and sale of fund shares	15.97%	2.49%	6.18%
Investor returns before taxes	25.10%	2.69%	7.05%
MSCI Emerging Markets Index reflects no deductions for fees, expenses or taxes	33.57%	4.20%	8.42%

FUND DETAILS
Goal and Approach—Acquiring Fund.  The Acquiring Fund seeks long-term capital appreciation. To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Acquiring Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Company's Board of Directors upon 60 days' prior notice to shareholders. The Acquiring Fund considers emerging market countries to be all countries represented in the MSCI Emerging Markets Index. The Acquiring Fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. The Acquiring Fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in certain countries, such as China.
The Acquiring Fund invests principally in common stocks. The Acquiring Fund may invest in equity securities of companies with any market capitalization.

The Acquiring Fund's sub-adviser, NIM, employs a fundamental bottom-up investment process that emphasizes quality (i.e., stock fundamentals and strength of balance sheet), return on capital employed (i.e., stocks achieving a good return on capital through the market cycle) and governance (i.e., well-managed companies that prioritize shareholder interests).
The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Such themes may include:
●
key trends in economic variables, such as a country's gross domestic product, inflation and interest rates;
●
demographic or social trends and their effects on companies, countries, markets and industries;
●
the expected impact of technology and globalization on industries and brands;
●
governmental policy;
●
relative valuations of equities, bonds and cash investments; and
●
long-term trends in currency movements.
NIM then identifies specific companies, through fundamental global sector and stock research, using investment themes to help it focus on areas where the thematic and strategic research indicates positive returns are likely to be achieved. NIM may assess, among other factors, a company's price-to-earnings ratio, positive earnings momentum, earnings per share growth expectations, and earnings stability. NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment. NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects the stocks believed to be most attractive based on this evaluation.
As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment). For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments. NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and/or operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment. The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment. Although the ESG review is typically a part of NIM's stock selection process, it is not a principal investment strategy for the Acquiring Fund, and a favorable or unfavorable ESG review may not be dispositive of whether the Acquiring Fund will make a particular investment. When NIM makes investment decisions for the Acquiring Fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the Acquiring Fund that are based solely on ESG considerations.

The Acquiring Fund typically considers selling a security as a result of one or more of the following:
●
there has been a change in NIM's view of global investment themes (as described above);
●
there has been a significant change in the prospects of the company;
●
a price movement and market activity have created an excessive valuation;
●
unfavorable relative risk/reward balance versus other opportunities; or
●
profit-taking.
The Acquiring Fund to a limited extent, may use derivative or other strategic instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the Acquiring Fund. The derivative instruments in which the Acquiring Fund may invest typically include forward foreign currency exchange contracts. When executing a forward contract, the Acquiring Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. To the extent such derivative instruments have similar economic characteristics to common stocks and other equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries as described in the Acquiring Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the Acquiring Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. The Acquiring Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the Acquiring Fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.
Goal and Approach—Fund.  The Fund seeks long-term capital growth.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.  The Fund's investment objective and policy with respect to the investment of at least 80% of its net assets may be changed by the Trust's Board upon 60 days' prior notice to shareholders.
Emerging market countries generally include all countries represented by the MSCI Emerging Markets Index.  The Fund's portfolio allocations, sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the MSCI Emerging Markets Index at any given time.  Normally, the Fund will invest in companies in a broad range of (and in any case at least five different) emerging market countries and may invest in companies of any market capitalization.  The stocks purchased for the Fund may have value and/or growth characteristics.
The Fund's sub-adviser, NIM, employs a bottom-up investment approach which emphasizes individual stock selection.  In selecting stocks for the Fund's portfolio, NIM considers the qualitative and quantitative attributes of companies within the emerging markets investment universe, which may include governance standards, long term growth outlook, business franchise quality, pricing power, returns on invested capital and financial leverage.  NIM's investment professionals are responsible for idea generation and selection through investment analysis in a collaborative team environment. Investment professionals are expected to deliver clear and accountable investment recommendations supporting the portfolio construction efforts. NIM's multi-dimensional research platform plays an integral part in the fundamental investment process delivering insights that NIM believes are key to navigating the fast-changing market environment.  NIM also utilizes a variety of valuation techniques, which may include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis. NIM then selects for the Fund the stocks believed to be most attractive based on this evaluation.  The Fund may overweight or underweight certain emerging markets countries, companies, industries or market sectors relative to the MSCI Emerging Markets Index.  In addition, the Fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular emerging markets countries.  The Fund expects to have significant exposure to securities of companies in China, India, South Korea and Taiwan and to have significant exposure to securities of companies in the information technology sector.
The Fund invests principally in common stocks, but the Fund's equity investments also may include preferred stocks and convertible securities, including those purchased in IPOs or shortly thereafter.
The Fund typically sells a stock when NIM determines the attributes of the business have fundamentally deteriorated relative to their previously held view, or when developments (including stock price moves) have caused the risk-reward profile of the investment to have fundamentally deteriorated.
As part of its investment research process, NIM typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment).  For example, NIM does not currently view certain types of investments, such as cash, cash equivalents, currency positions, particular types of derivatives and other non-issuer specific instruments, as presenting ESG-related risks, opportunities and/or issues, and believes it is not practicable to evaluate such risks, opportunities and/or issues for certain other investments.  NIM's ESG review is designed to identify whether an issuer is taking appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., this may include areas such as environmental footprint, labor standards, board structure, etc.) to help assess the attractiveness of an investment.  The specific ESG matters considered may differ depending on the nature of the investment, sector and/or region and NIM's assessment of the materiality of the ESG-related risks, opportunities and issues to the investment.  Although the ESG review is typically a part of NIM's investment selection process, it is not a principal investment strategy for the Fund, and a favorable or unfavorable ESG review may not be dispositive of whether the Fund will make a particular investment.  When NIM makes investment decisions for the Fund, ESG considerations are a component of the factors set out above and NIM will not make investment decisions for the Fund that are based solely on ESG considerations.
The Fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.  The derivative instruments in which the Fund may invest include typically forward foreign currency exchange contracts.  When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the Fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.  The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.  The Fund realizes a gain if the value of the contract increases between those dates.  To the extent that the Fund invests in derivative instruments with economic characteristics similar to equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets as described in the Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  The Fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the Fund's net assets (excluding certain derivatives used for hedging), and is subject to certain reporting requirements.
Additional Investment Risks—Each Fund.  In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in Acquiring Fund or the Fund:
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ESG considerations risk:  As part of its investment research process, NIM's consideration of potential investments it views as presenting ESG risks, opportunities and issues may contribute to the fund making different investments than funds that do not incorporate ESG considerations into their investment research processes.  Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations.  For example, the incorporation of ESG considerations may result in the Acquiring Fund and the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so.  The incorporation of ESG considerations may also affect the fund's exposure to certain countries, market sectors, industries, companies, and/or types of investments, which may adversely impact the fund's performance depending on whether such countries, sectors, industries, companies, or investments are in or out of favor in the market. NIM's investment research process may incorporate ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components.  In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective.  Different methodologies may be used by the various data sources that provide ESG data.  ESG data from third parties used by NIM as part of its investment research process often lacks standardization, consistency and transparency, and, for certain companies, such data may not be available, complete or accurate.  NIM's evaluation of ESG factors relevant to a particular company may be adversely affected in such instances.  As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.
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Derivatives risk:  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).
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Leverage risk:  The use of leverage, such as entering into forward currency contracts, may magnify the fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.
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Valuation risk:  The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The fund's ability to value its investments also may be impacted by technological issues and/or errors by pricing services or other third-party service providers.
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Temporary investment risk.  Under adverse market conditions, the Acquiring Fund or the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.
Additional Investment Risks—Fund.  In addition to the principal risks described above, the Fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the Fund:
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Market sector risk:  (Fund)  To the extent the Fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors.  Individual sectors may be more volatile, and may perform differently, than the broader market.  The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
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Short-term trading risk:  (Fund)  At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.
Investment Adviser and Sub-Adviser.  The investment adviser for the Acquiring Fund and the Fund is BNYIA, 240 Greenwich Street, New York, New York 10286.  As of June 30, 2026, BNYIA managed approximately $415 billion in 74 mutual fund portfolios.  BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  As of June 30, 2026, BNY had $62.6 trillion in assets under custody and administration and $2.2 trillion in assets under management.  BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/investments.
The Acquiring Fund has agreed to pay BNYIA a management fee (which includes advisory and administration services) at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets.  For the fiscal year ended October 31, 2025, the Acquiring Fund paid BNYIA a management fee at the annual rate of .75% of the value of the Acquiring Fund's average daily net assets.  A discussion regarding the basis for the Company's Board of Directors approving the Acquiring Fund's management agreement with BNYIA is available in the Acquiring Fund's Form N-CSR for the six-month period ended April 30, 2026.

The Fund has agreed to pay BNYIA an investment advisory fee at the annual rate of 1.15% of the value of the Fund's average daily net assets.  For the fiscal year ended August 31, 2026, the Fund paid BNYIA an investment advisory fee at the effective annual rate of .90% of the value of the Acquiring Fund's average daily net assets.  The effective investment advisory fee reflects a fee waiver in effect during the Fund's fiscal year ended August 31, 2026.  A discussion regarding the basis for the Trust's Board approving the Fund's investment advisory agreement with BNYIA will be available in the Fund's Form N-CSR for the fiscal year ended August 31, 2026.
BNYIA has engaged NIM to serve as the Acquiring Fund's and the Fund's sub-adviser.  NIM, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's and the Fund's respective assets.  NIM is an indirect wholly-owned subsidiary of BNY founded in 1978 and is regulated by the Financial Conduct Authority in the United Kingdom and registered in the United States with the Securities and Exchange Commission as an investment adviser.  NIM's principal office is located at 160 Queen Victoria Street, London, EC4V, 4LA, United Kingdom.  As of June 30, 2026, NIM managed approximately $44.9 billion in assets under management.
NIM has entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC ("NIMNA"), to enable NIMNA to provide certain advisory services to NIM for the benefit of the Acquiring Fund and the Fund, including, but not limited to, portfolio management services.  NIMNA is subject to the supervision of NIM and BNYIA.  NIMNA is also an affiliate of BNYIA.  NIMNA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  NIMNA's principal office is located at One Boston Place, 201 Washington Street, Boston, Massachusetts 02108. As of June 30, 2026, NIMNA had approximately $82.7 billion in assets under management.
A discussion regarding the basis for the Company's Board of Directors approving, on behalf of the Acquiring Fund, the sub-investment advisory agreement between BNYIA and NIM, and the sub-sub-investment advisory agreement between NIM and NIMNA, is available in the Acquiring Fund's Form N-CSR for the six-month period ended April 30, 2026.  A discussion regarding the basis for the Trust's Board approving, on behalf of the Fund, the sub-investment advisory agreement between BNYIA and NIM, and the sub-sub-investment advisory agreement between NIM and NIMNA, will be available in the Fund's Form N-CSR for the fiscal year ended August 31, 2026.
Primary Portfolio Managers.  Alex Khosla and Aditya Shah are the Acquiring Fund's and the Fund's primary portfolio managers and are jointly and primarily responsible for managing the Acquiring Fund's and the Fund's respective portfolio.  Mr. Khosla has been a primary portfolio manager of the Acquiring Fund and the Fund since September 2022 and October 2022, respectively, and the Acquiring Fund's and the Fund's lead portfolio manager since May 2025.  Mr. Shah has been a primary portfolio manager of the Acquiring Fund and the Fund since September 2025.  Mr. Khosla is a portfolio manager on the emerging markets and Asian equities team at NIM, where he has been employed since April 2022.  Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020.  Mr. Shah is a portfolio manager of the emerging markets and Asian equities team at NIM.  He has been employed by NIM since 2021.  Prior to joining NIM, Mr. Shah undertook a number of investment-related placements within BNY Investments.
Board Members.  The Trust and the Company have different Board members.  All of the Board members of the Trust and the Company are Independent Board Members.  For a description of the Company's Board members, see Exhibit C.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and KPMG LLP is the independent registered public accounting firm for the Fund.
Other Service Providers.  The Distributor, a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Acquiring Fund's and the Fund's shares pursuant to a distribution agreement between the Acquiring Fund and the Distributor and the Fund and the Distributor, respectively.
BNY Mellon, an affiliate of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's custodian.  BNY Mellon also serves as the Fund's administrator.  Pursuant to an Administration Agreement with the Trust, BNY Mellon supplies office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services for Investor shares and Class M shares (other than fees and expenses of the transfer agent associated with cash management and related services); calculates the net asset value of Fund shares; and generally assists in supervising all aspects of fund operations (except investment management).  BNY Mellon has entered into a Sub-Administration Agreement with BNYIA pursuant to which BNY Mellon pays BNYIA for performing certain of these administrative services.  The Fund has agreed to pay BNY Mellon an administration fee at an annual rate based on the level of assets of the funds in the Trust in the aggregate.  The Fund's effective administration fee, as of June 30, 2026, was 0.15% of the value of the Fund's average daily net assets.
BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYIA, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's transfer and dividend disbursing agent.
Capitalization.  The Fund has classified and issued two classes of shares—Class M shares and Investor shares of beneficial interest.  The Acquiring Fund has classified and issued four classes of shares—Class A shares, Class C shares, Class I shares and Class Y shares of common stock.  Holders of Class M shares of the Fund will receive Class Y shares of the Acquiring Fund and holders of Investor shares of the Fund will receive Class A shares of the Acquiring Fund.  There will be no exchange of Class C or Class I shares of the Acquiring Fund in connection with the Reorganization.  The following tables set forth, as of August 31, 2026, (1) the capitalization of the Fund's Class M shares and Investor shares, (2) the capitalization of the Acquiring Fund's Class Y shares and Class A shares and (3) the pro forma capitalization of the Acquiring Fund's Class Y shares and Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.
	Fund BNY Mellon Emerging Markets Fund Class M Shares	Acquiring Fund BNY Mellon Global Emerging Markets Fund Class Y Shares	Adjustments*	Acquiring Fund Pro Forma After Reorganization BNY Mellon Global Emerging Markets Fund Class Y Shares

Total net assets	$185,716,061	$54,332,779	(205,760)	$239,843,080
Net asset value per share	$15.44	$30.85		$30.85
Shares outstanding	12,026,051	1,761,105	(6,012,933)	7,774,223

	Fund BNY Mellon Emerging Markets Fund Investor Shares	Acquiring Fund BNY Mellon Global Emerging Markets Fund Class A Shares	Adjustments*	Acquiring Fund Pro Forma After Reorganization BNY Mellon Global Emerging Markets Fund Class A Shares

Total net assets	$22,434,886	$16,157,844	(24,240)	$38,568,490
Net asset value per share	$15.90	$30.25		$30.25
Shares outstanding	1,410,925	534,221	(670,140)	1,275,006
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* Adjustments reflect the estimated costs of the Reorganization to be borne by the Fund.
As of August 31, 2026, the Acquiring Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares and Class Y shares) were $295,064,701 and the Fund's total net assets (attributable to Class M shares and Investor shares) were $208,150,947.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.
Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer differ.
In general, the Fund's shares are offered only to current or former BNY Wealth clients of BNY and to certain investment advisory firms, individuals and entities that receive a transfer of Fund shares from a BNY Wealth client, former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Brokerage Services or brokerage clients of BNY Wealth Direct, and certain employee benefit plans.  Class M shares are generally offered only to BNY Wealth clients of BNY that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY.  The Fund, BNYIA or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYIA or the Distributor or their affiliates provide any "revenue sharing" payments, with respect to Class M shares.  Investor shares are generally offered only to BNY Wealth clients who terminate their relationship with a BNY affiliate, and to individuals, corporations, partnerships and other entities that are not BNY Wealth clients and that receive a transfer of fund shares from a BNY Wealth client.  For individual account holders of Class M and Investor shares, the minimum initial investment is $10,000 and the minimum for subsequent investments is $100.
The Acquiring Fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the Distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries), or in retirement plans.  Class A shares are subject to a sales charge based on the size of the investor's investment and an annual shareholder services fee. Class Y shares are not subject to an initial sales charge or any service or distribution fees. There also is no CDSC imposed on redemptions of Class Y shares. The Acquiring Fund, BNYIA or the Distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will BNYIA or the Distributor or their affiliates provide any "revenue sharing" payments with respect to Class Y shares, except that the Distributor may make payments to financial intermediaries for services rendered in connection with technology and programming set-up, dealer platform development and maintenance or similar services.  In general, for Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment, and the minimum initial investment for Class A shares of the Acquiring Fund is $1,000 and the minimum subsequent investment is $100.

The price for Class M shares and Investor shares of the Fund and Class Y shares and Class A shares of the Acquiring Fund is the net asset value ("NAV") per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Acquiring Fund, an initial sales charge that may apply to the purchase.  Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, adjusted for any applicable sales charge.  When calculating NAVs, BNYIA values equity investments on the basis of market quotations or official closing prices. If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the respective fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by BNYIA, as the Fund's and Acquiring Fund's Valuation Designee, using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be valued based on values supplied by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service. Forward currency contracts will be valued using the forward rate obtained from an independent pricing service. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.
Shareholder Services Plans.  Investor shares of the Fund and Class A shares of the Acquiring Fund are each subject to the Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the Fund's Investor shares and the Acquiring Fund's Class A shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class M shares of the Fund or Class Y shares of Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.
Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are similar.  An investor may sell (redeem) shares of the Acquiring Fund and shares of the Fund at any time.  The shares are sold at the respective fund's next NAV calculated after an order is received in proper form by the fund's transfer agent or other authorized entity, less any applicable CDSC.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.
Each fund processes redemption orders promptly.  If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form.  If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form.  With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.  Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so.  Generally, a redemption in-kind may be made under the following circumstances:  (1) BNYIA determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYIA.  Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.
The Trust's Board and the Company's Board have adopted policies that seek to discourage excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  BNYIA monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, BNYIA evaluates trading activity in the account for evidence of frequent trading.  If BNYIA concludes the account is likely to engage in frequent trading, BNYIA may cancel or revoke the purchase or exchange on the following business day.  BNYIA may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, BNYIA may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are identical.  Each fund anticipates paying its shareholders dividends and capital gain distributions, if any, annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Internal Revenue Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.
Fiscal Years.  The fiscal/tax year end of the Fund is August 31. The fiscal/tax year end for the Acquiring Fund is October 31.
Shareholder Services.  The Acquiring Fund will offer you the same shareholder privileges that you currently have as a shareholder of the Fund.  Holders of Investor shares who receive Class A shares of the Acquiring Fund will continue to have automatic services, such as Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, and Automatic Withdrawal Plan.  As a shareholder of the Acquiring Fund, you are able to exchange your Acquiring Fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds (approximately 70 other mutual funds).  Shareholders of the Fund are able to exchange their Fund shares for shares of the same class of another fund in the Trust.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's

Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.
While you will continue to have the same privileges as a holder of shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund.  To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
Organizational and Governance Structure.  The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), the Trust's Amended and Restated By-Laws and the laws of the Commonwealth of Massachusetts.  The Acquiring Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's charter (the "Charter"), the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.
Shareholder Meetings and Voting Rights.  Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders.  The Acquiring Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of shares entitled to cast at least a majority of all the votes entitled to be cast at such meeting.  Shareholders of the Company may remove a member of the Company's Board of Directors, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.  Meetings of the shareholders of the Trust may be called by the secretary of the Trust whenever ordered by the Trust's Board, or when requested in writing by the holders of at least 30% of all the votes entitled to be cast at such meeting, or at least 10% of the outstanding shares entitled to vote at such meeting if the purpose of the same is to remove a Board member.  Shareholders of the Trust may remove a Board member by the affirmative vote of two-thirds of the Trust's outstanding voting shares.
Shares of the Acquiring Fund and the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held (except that in the election of members of the Company's Board of Directors said vote may be cast for as many persons as there are board members to be elected).  Generally, on matters submitted to a vote of shareholders, all shares of the Acquiring Fund or the Fund then entitled to vote will be voted in the aggregate as a single class, except when required by the 1940 Act or when it is determined that the matter affects one or more series or classes differently or affects only the interests of one or more series or classes.  The Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote constitutes a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  The Trust's Declaration of Trust provides that thirty percent (30%) of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at a Fund shareholders' meeting. A plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Board member.  Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or the Fund are not affected by such quorum requirements.  There is no cumulative voting in the election of members of the Trust's Board of Trustees or the Company's Board of Directors or on any other matter submitted to a vote of the shareholders of the Fund or Acquiring Fund, respectively.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations by virtue of being an Acquiring Fund shareholder.
Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund or the Trust's Board.  The Trust's Declaration of Trust provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust's Declaration of Trust also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
Liability and Indemnification of Board Members.  Under the Maryland Code, the Company's Charter and By-Laws, and subject to the 1940 Act, a member of the Company's Board of Directors or officer of the Company is not liable to the Acquiring Fund or its shareholders for money damages except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit actually received, or (ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.  In addition, a member of the Company's Board of Directors is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless (a) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the director actually received an improper personal benefit in money, property, or services, or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A member of the Company's Board of Directors or officer is entitled to advances of expenses in the course of litigation if (i) such board member or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party board members or independent legal counsel determine there is a reason to believe the board member or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as members of the Company's Board of Directors and to such further extent as is consistent with law.
If these provisions of the Maryland Code are amended, the members of the Company's Board of Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.
Under Massachusetts law, the Trust's Declaration of Trust and Amended and Restated By-Laws, and subject to the 1940 Act, a Board member is entitled to indemnification against all liability and expenses reasonably incurred by such Board member in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Board member, unless such Board member is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Board member is entitled to advances of expenses in the course of litigation if (i) such Board member undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Board member provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Board members or independent legal counsel determine there is a reason to believe the Board member ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Board members.
Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.
* * * * * * * * *
The foregoing is only a summary of certain differences between the Acquiring Fund, the Company's Charter, the Company's By-Laws and the Maryland Code, and the Fund, the Trust's Declaration of Trust, the Trust's Amended and Restated By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Company's Charter and Amended and Restated By-Laws, or the Trust's Declaration of Trust and Amended and Restated By-Laws should write to the relevant fund at 240 Greenwich Street, New York, New York 10286, Attention:  Legal Department.
REASONS FOR THE REORGANIZATION
Management of BNYIA recommended to the Trust's Board and to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.  The Trust's Board has unanimously concluded and the Company's Board of Directors has unanimously concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Trust's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYIA and is sub-advised by NIM, and has substantially similar investment objectives, management policies and strategies as the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee than the Fund.  Also, the Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on the net assets and expenses of each fund as of June 30, 2026.  In addition, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was comparable to that of the Fund's shares for the one-year period ended December 31, 2025 [and for the year-to-date ended September 30, 2026].  In addition, the Reorganization should enable Fund shareholders to benefit from more efficient portfolio management and should further enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses. Combining the Fund with the Acquiring Fund also will permit NIM to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permit the funds' service providers—including BNYIA—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds. As a result, management of BNYIA recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.
The Company's Board of Directors considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets that are assets the Acquiring Fund may hold to pursue its investment goal without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities, with the exception of the securities held in certain jurisdictions that will be sold by the Fund before consummation of the Reorganization and purchased by the Acquiring Fund after the closing of the Reorganization.  This opportunity provides an economic benefit to the Acquiring Fund.  In addition, the Trust's Board and the Company's Board of Directors considered that the Reorganization also may benefit BNYIA because the Reorganization may reduce the amount of fees and expenses BNYIA has contractually agreed to waive or reimburse, and may result in certain operating efficiencies in providing services to the combined, larger fund.
In determining whether to recommend approval of the Reorganization, the Trust's Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual Board members may have attributed different weights to various factors.  These considerations included the following:  (1) the comparability of the Fund's and the Acquiring Fund's respective investment objective, management policies, strategies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, strategies, restrictions, and services were substantially similar; (2) the investment management experience of BNYIA, NIM and the primary portfolio managers of the Acquiring Fund, noting that NIM currently serves as the sub-adviser of the Fund and of the Acquiring Fund and the Fund and the Acquiring Fund have the same primary portfolio managers; (3) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (4) information regarding the fees and expenses, including the management fees and net and gross annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee than the Fund and the Acquiring Fund's Class Y shares and Class A shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than Class M shares and Investor shares of the Fund, respectively, based on expenses of each fund as of June 30, 2026; (5) the relative performance of the Fund and the Acquiring Fund, concluding that, although past performance is no guarantee of future results, the total return performance of the Acquiring Fund's shares was comparable to that of the Fund's shares for the one-year period ended December 31, 2025 and for the year-to-date ended June 30, 2026; (6) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; (7) that the Reorganization will be submitted to the shareholders of the Fund for their approval; and (8) the costs to be incurred by the Fund in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and is estimated to have a lower total annual expense ratio than the Fund).
For the reasons described above, the Trust's Board and the Company's Board of Directors unanimously determined that the Reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the Reorganization.  The Trust's Board and the Company's Board of Directors are each comprised entirely of Independent Board Members.

INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization.  The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class Y shares and Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 19, 2027, or such other date as may be agreed upon by the parties (the "Closing Date").  The number of shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the net asset value per share and aggregate net assets attributable to the shares of the Fund and shares of the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern Time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.
On or before the Closing Date, the Trust's Board will authorize and the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.
As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its shares of record, as of the close of business on the Closing Date, the Acquiring Fund shares received by it in the Reorganization.  Holders of Class M shares of the Fund will receive Class Y shares of the Acquiring Fund and holders of Investor shares of the Fund will receive Class A shares of the Acquiring Fund.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.
Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.
The Plan may be amended at any time prior to the Reorganization by the Trust's Board and the Company's Board of Directors.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund.  An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization (a copy of the tax opinion will be filed as an exhibit to the Acquiring Fund's Registration

Statement on Form N-14).  The Plan may be terminated and abandoned by the Trust's Board or the Company's Board of Directors, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.
The Fund holds securities issued by Russian entities that are subject to sanctions or other governmental or regulatory restrictions and that therefore may not be formally transferred by the Fund to the Acquiring Fund ("Russia Sanction Securities").  With respect to the Russia Sanction Securities, the Fund will: (a) retain bare legal title to those Russia Sanction Securities to be held by the Fund as the nominee for, or agent on behalf of, the Acquiring Fund until the sale of each such asset; (b) transfer to the Acquiring Fund an obligation to subsequently transfer to the Acquiring Fund (i) any and all value received in respect of those Russia Sanction Securities on or after the Closing Date, and/or (ii) those Russia Sanction Securities as and when such Russia Sanction Securities may be transferred to the Acquiring Fund; and (c) file a protective election to be treated as an entity disregarded as separate from the Acquiring Fund.
Because of the expected benefits to shareholders of the Fund as a result of the Reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and is estimated to have a lower total annual expense ratio than the Fund, based on the expenses of each fund as of June 30, 2026) expenses relating to the Fund's Reorganization will be borne by the Fund, whether or not the Reorganization is approved and consummated.  Such expenses are currently estimated to amount to approximately $205,760 for Class M shares and $24,240 for Investor shares of the Fund, or approximately 0.11% of the value of the average daily net assets of each class, as of June 30, 2026, but could be higher in the event the Fund is required to adjourn or postpone the meeting and continue soliciting votes to achieve a quorum or the required vote.  Such expenses include legal and accounting expenses, printing, postage, mailing and related out-of-pocket expenses, reporting and tabulation costs, and regulatory filing fees.  In addition to use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  Based on the current estimate of the expenses of the Reorganization, and estimated brokerage commissions and other transaction costs associated with the sale by the Fund of portfolio securities, and each class's pro rata share of those expenses, it is estimated that holders of the Fund's Class M shares and Investor shares would start to realize the Acquiring Fund's lower total annual expense ratio within approximately 8.75 months and 9.55 months, respectively, after the Reorganization occurs. The Acquiring Fund will not bear any expenses relating to the Reorganization.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by the Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code, or would prevent the Reorganization from qualifying as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code or otherwise result in the imposition of tax on either the Fund or the Acquiring Fund or on any of their respective shareholders. The Fund and the Acquiring Fund will bear their respective portfolio transaction costs, including those associated with the Reorganization.
Management estimates that brokerage commissions and other transaction costs associated with the sale of portfolio securities by the Fund before consummation of the Reorganization will be approximately $308,000.  See "—Sale of Portfolio Securities" below.
By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, ability to rely on an exemptive order and related no-action relief to use a manager of managers approach, Board composition, and independent registered public accounting firm.  If the

Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund, including the continued operation of the Fund.
Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class Y shares and Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those Acquiring Fund shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund and the Independent Board Members of the Trust and the Company, to the effect that, on the basis of the existing provisions of the Internal Revenue Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Y shares and Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Y shares and Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Y shares and Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Y shares and Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class Y shares and Class A shares to Fund shareholders in exchange (whether actual or constructive) for their Class M shares and Investor shares, respectively, of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Class M shares and Investor shares of the Fund for Acquiring Fund Class Y shares and Class A shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Y shares and Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Y shares and Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).
The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
To the extent the Fund holds securities in emerging market countries that require such securities to be disposed of in the market in lieu of transferring them to the Acquiring Fund, the Reorganization may cause the Fund (or the Acquiring Fund if it purchases such securities after the Reorganization) to incur stamp tax or other transfer costs or expenses. Such dispositions, which are expected to be significant, may result in the recognition of gain, which would be distributed to Fund shareholders, subject to the offsetting of the Fund's capital loss carryforwards, as applicable.  See "—Sale of Portfolio Securities" below
Capital Loss Carryforwards.  As of August 31, 2026, the Fund's most recent fiscal year end, the Fund had unused capital loss carryforwards of approximately $274 million available, none of which is expected to be lost as a result of the Reorganization (although, it is currently anticipated that a portion of the Fund's capital loss carryforwards will be used to offset capital gains recognized in connection with the sale of portfolio securities as discussed below).  The Acquiring Fund will inherit any capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund, if any, as a result of the Reorganization.
Sale of Portfolio Securities.  In connection with the Reorganization, management of BNYIA currently estimates that, based on Fund assets and portfolio composition as of June 30, 2026, portfolio securities representing approximately 80% of the Fund's net assets (approximately $154 million of the Fund's net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Internal Revenue Code.  These sales include portfolio securities held by the Fund in certain emerging market countries that restrict the transfer of such securities.  It is expected that the Fund will dispose of the securities it holds in these emerging market countries prior to the Reorganization in lieu of transferring them directly to the Acquiring Fund.  The proceeds from such portfolio sales would be transferred to the Acquiring Fund in the Reorganization; the Acquiring Fund, in turn, would use such proceeds to purchase many of the securities the Fund was required to sell.  Based on the Fund's assets and portfolio composition as of June 30, 2026, management estimates that portfolio securities in these emerging market countries representing approximately 73% of the Fund's net assets (approximately $140 million of the Fund's net assets) would be required to be sold by the Fund before consummation of the Reorganization.
Management estimates that the aggregate brokerage commissions and other transaction costs associated with the Fund's sale of portfolio securities before consummation of the Reorganization, including the disposition of securities subject to transfer restrictions in emerging market countries, would be approximately $308,000.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Based on the above assumptions, but before the application of any of the Fund's available capital loss carryforward, management currently estimates that the Fund would recognize approximately $67 million in capital gains (approximately $4.89 per share or 32% of the net asset value per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.
The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Internal Revenue Code with respect to the tax-free nature of the Reorganization.
Required Vote and Board's Recommendation
The Trust's Board has unanimously approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the Plan and the Reorganization.  Such a majority means the affirmative vote of the holders of (a)

67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.
THE TRUST's Board, all of whose members are independent board members, UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE reorganization.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND
Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 333-192305).  The Acquiring Fund's Prospectus, dated February 27, 2026, filed on February 26, 2026, is incorporated herein by reference.  The Acquiring Fund's Statement of Additional Information, dated September 30, 2025, as revised or amended, November 10, 2025, December 31, 2025, January 30, 2026, February 27, 2026 and May 1, 2026, filed on April 30, 2026, is incorporated herein by reference.
Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 333-34844).  The Fund's Prospectus, dated December 31, 2025, as revised July 15, 2026 and July 31, 2026, filed on July 31, 2026, is incorporated herein by reference.  The Fund's Statement of Additional Information, dated December 31, 2025, as revised July 15, 2026, filed on July 15, 2026, is incorporated herein by reference.
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.bny.com/investments/us/en/intermediary/products/bny-mellon.
VOTING INFORMATION
Quorum, Proxies and Voting at the Meeting
A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of the votes at the Meeting.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or, if the Meeting has not yet been convened, postponements of the Meeting, to a date not more than 120 days after the original record date, to permit further solicitation of proxies for the Fund with respect to the proposal.  In determining whether to adjourn the Meeting, the following factors may be considered:  the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

If you hold your shares directly (not through a broker-dealer or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting.  A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal.  Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.  However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.
If you hold shares of the Fund through an intermediary (other than a broker-dealer) that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares.  At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions.  A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal.  Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers.  In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions.  Any such voted shares will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  In cases where proportionate voting is required or permitted, a small number of shareholders could determine how the intermediary votes its customers' Fund shares, if such other shareholders fail to vote.
If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend.  Therefore, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.
With respect to BNY-sponsored retirement accounts (each, a "BNY Retirement Account"), the relevant Retirement Custodial Account Agreement governing the BNY Retirement Account requires BNY, as the custodian of the BNY Retirement Account, to vote Fund shares held in such BNY Retirement Account in accordance with the BNY Retirement Account shareholder's instructions.  However, if no voting instructions are received, BNY may vote Fund shares held in the BNY Retirement Account in the same proportions as the Fund shares for which voting instructions are received from other BNY Retirement Account shareholders.  Therefore, if a BNY Retirement Account shareholder does not provide voting instructions prior to the Meeting, BNY will vote the BNY Retirement Account shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Retirement Account shareholders.
With respect to Fund shares for which BNY Wealth or its affiliates have voting authority, such shares will be voted in accordance with such firms' proxy voting policies and procedures.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the Plan and the Reorganization.  The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
Methods of Solicitation
In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.
Ownership of Shares.  To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of August 31, 2026, either of record or beneficially, 5% or more of the outstanding Class M shares and Investor shares of the Fund and the outstanding Class Y shares and Class A shares of the Acquiring Fund, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund Class M Shares	Pro Forma After Reorganization Acquiring Fund Class Y Shares

Fund—Class M Shares
SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	85.0313%	65.7853%
MAC & Co 500 Grant Street Room 151-1010 Pittsburgh, PA 152582	14.3046%	11.0669%

Name and Address	Before Reorganization Fund Investor Shares	Pro Forma After Reorganization Acquiring Fund Class A Shares
Fund—Investor Shares
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105	26.9149%	15.6463%
National Financial Services LLC Attn: Mutual Funds Department, 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-0000	15.8682%	9.2246%
UBS Wealth Management USA 1000 Harbor Blvd. Weehawken, NJ 07086-6761	10.1235%	5.8850%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9641%	5.2110%
J.P. Morgan Securities LLC For The Exclusive Benefit of Its Customers 4 Chase MetroTech Ctr Brooklyn, NY 11254-0003	7.0929%	4.1233%

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	5.2372%	3.0445%

Name and Address	Before Reorganization Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Acquiring Fund—Class Y Shares
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	97.1685%	21.9932%

Acquiring Fund—Class A Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza – Floor 12 New York, NY 10004-1901	41.2345%	17.2639%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	13.4793%	5.6435%
American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.3451%	3.9126%
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	6.7133%	2.8107%
Gerlach & Co., LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	6.0361%	2.5272%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.  As of August 31, 2026, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.
As of August 31, 2026, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of each class of the Fund's or the Acquiring Fund's outstanding shares, respectively.
FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Acquiring Fund (File No. 811-22912), including the financial highlights, are incorporated herein by reference to the Acquiring Fund's Form N-CSR for its fiscal year ended October 31, 2025, filed on December 30, 2025.  The audited financial statements of the Fund (File No. 811-21236), including the financial highlights, are incorporated herein by reference to the Fund's Form N-CSR for its fiscal year ended August 31, 2025, filed on October 29, 2025.  The Acquiring Fund's financial statements audited by KPMG LLP and the Fund's financial statements audited by KPMG LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in accounting and auditing.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Fund, in care of BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of September 15, 2026 (the "Agreement"), between BNY MELLON FUNDS TRUST (the "Trust"), a Massachusetts business trust, on behalf of BNY MELLON EMERGING MARKETS FUND (the "Fund"), and BNY MELLON INVESTMENT FUNDS II, INC. (the "Company"), a Maryland corporation, on behalf of BNY MELLON GLOBAL EMERGING MARKETS FUND (the "Acquiring Fund").
This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Y shares and Class A shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the stated liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").
WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and common stock, respectively;
WHEREAS, the Trust's Board of Trustees has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and
WHEREAS, the Company's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.
the reorganization.
1.1
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor to (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2
The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYIA"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").
1.3
The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYIA, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
1.4
Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.5
The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
1.6
As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.
1.7
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8
Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.9
Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.
1.10
As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.
1.11
Notwithstanding anything herein to the contrary, the Fund holds securities issued by Russian entities that are subject to sanctions or other governmental or regulatory restrictions and that therefore may not be formally transferred by the Fund to the Acquiring Fund ("Russia Sanction Securities") under Section 1.1. With respect to the Russia Sanction Securities, the Fund shall: (a) retain bare legal title to those Russia Sanction Securities to be held by the Fund as the nominee for, or agent on behalf of, the Acquiring Fund until the sale of each such asset; (b) transfer to the Acquiring Fund an obligation to subsequently transfer to the Acquiring Fund (i) any and all value received in respect of those Russia Sanction Securities on or after the Closing Date, and/or (ii) those Russia Sanction Securities as and when such Russia Sanction Securities may be transferred to the Acquiring Fund; and (c) file a protective election to be treated as an entity disregarded as separate from the Acquiring Fund effective as of two days following the distribution of the Acquiring Fund Shares described in Section 1.1(a). The entire beneficial ownership interest in all of the former Fund assets, including those for which the Fund holds bare legal title, shall at all times remain with the Acquiring Fund and the Fund agrees to hold bare legal title and support the transfer of title to the Acquiring Fund. Notwithstanding anything in this Agreement to the contrary, the Fund's obligation (described in the preceding sentences) to subsequently transfer to the Acquiring Fund any and all value received in respect of the Russia Sanction Securities on or after the Closing Date shall not be included as a "liability" and shall not be assumed by the Acquiring Fund, and the right to receive such transfer shall be an asset of the Acquiring Fund immediately following the Closing. For the avoidance of doubt, the parties agree that this Section 1.11 is intended to effect the economic transfer of the Russia Sanction Securities by the Fund to the Acquiring Fund, despite the fact that legal title in the Russia Sanction Securities will be retained by the Fund.  The Fund, the Acquiring Fund and BNYIA shall enter into a side letter agreement with respect to the Russia Sanction Securities.
2.
VALUATION.
2.1
The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's charter (the "Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2
The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.
2.3
The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, as the case may be, determined in accordance with paragraph 2.2.
2.4
All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.
3.
CLOSING AND CLOSING DATE.
3.1
The Closing Date shall be February 19, 2027, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYIA, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.
3.2
The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.
3.3
If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4
The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.
3.5
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6
If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.
4.
REPRESENTATIONS AND WARRANTIES.
4.1
The Trust, on behalf of the Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:
(a)  The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.
(b)  The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.
(e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.
(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.
(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.
(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Fund for each of the Fund's five fiscal years ended August 31, 2025 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.
(i)  Since August 31, 2025, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.
(j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
(l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.
(m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder, excluding, for the avoidance of doubt, any Russia Sanction Securities, free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(o)  The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
(p)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2
The Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:
(a)  The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry out its obligations under this Agreement.
(b)  The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.
(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.
(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments of the Acquiring Fund for the Acquiring Fund's five fiscal years ended October 31, 2025 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.
(h)  Since October 31, 2025, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.
(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.
(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.
(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.
(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.
5.
COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST, ON BEHALF OF THE FUND.
5.1
The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.
5.2
The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3
Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4
As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.
5.5
The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.
5.6
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.7
The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.8
As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1
All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2
The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.
6.3
The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.
The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1
All representations and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2
The Company shall have delivered to the Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
8.
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1
This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act.
8.2
On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3
All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.
8.4
The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5
The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).
8.6
The Trust's Board and the Company's Board shall have received the executed side letter agreement among BNYIA, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, with respect to the Russia Sanction Securities.
8.7
The Fund and Acquiring Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange

(whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).
In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.
No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.  Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.
9.
TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.
9.1
This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust's Board or the Company's Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.
9.2
If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Company, or the shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.
9.3
The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.
9.4
Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.
10.
WAIVER.
At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Trust's Board or the Company's Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.
11.
MISCELLANEOUS.
11.1
None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2
This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3
This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4
This Agreement may be amended only by a signed writing between the parties.
11.5
This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7
It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Declaration of Trust or the Company's Charter; a copy of the Trust's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.
IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first written above.

BNY MELLON FUNDS TRUST, on Behalf of BNY MELLON EMERGING MARKETS FUND
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

BNY MELLON INVESTMENT FUNDS II, INC., on Behalf of BNY MELLON GLOBAL EMERGING MARKETS FUND
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

Exhibit B
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE ACQUIRING FUND AND THE FUND
	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Borrowing; Senior Securities	1. Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.
1. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

Commodities
2. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

2. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

Issuer Diversification
3.  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:  (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

3. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Industry Concentration
4. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy. (Notwithstanding anything to the contrary stated in this Fundamental Policy, no fund will invest more than 25% of its total assets in securities issued by a single foreign government, its agencies or instrumentalities.)

4.  Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.) For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Lending Portfolio Securities; Loans
5.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

5.  Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Real Estate
7. Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

7.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

Underwriting	8. Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
10.  Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

EXHIBIT C
DESCRIPTION OF THE Company's Board of Directors
Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships during the past five years, are shown below. All of the members of the Company's Board are Independent Board Members.
Name Year of Birth Position[1]	Principal Occupation for at Least the Past 5 Years	Other Board Memberships Held During at Least the Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – 2025)
Andrew J. Donohue 1950 Board Member	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)	N/A
Joan L. Gulley 1947 Board Member
Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)
Orchid Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)
N/A

Alan H. Howard 1959 Board Member
Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)
Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – December 2019), including Chief Executive Officer of Dynatech International LLC (2013 – May 2019)
Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)
LSH Partners Securities LLC, a merchant banking firm specializing in investment banking services and private placement capital raising, Senior Advisor ( February 2025 – Present)
Persado Inc., a digital marketing company, Advisor to the CEO and Board (June 2025 – Present)
Credit Suisse First Boston LLC, a global investment bank, (1984 – 2006); Managing Director (1996 – 2006); and Head of the Large Cap Diversified Group (1999 –2006)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)
Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)
Siddhi Acquisition Corp, a public company that focuses on effecting merger, amalgamation, acquisition, share purchase, reorganization or similar business combination with businesses, Director (August 2024 – Present)

Robin A. Melvin 1963 Board Member	Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)
HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)
Northwestern Memorial Hospital, an academic medical center, Director (March 2024 – Present)

Bradley J. Skapyak 1958 Board Member
Chief Operating Officer and Director of Dreyfus Corp.
(2009 – 2019)
Chief Executive Officer and Director of the Distributor
(2016 – 2019)
Chairman and Director of the Transfer Agent (2011 – 2019)
Senior Vice President of the Custodian (2007 – 2019)
N/A

Burton N. Wallack 1950 Board Member	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)
Roslyn M. Watson 1949 Board Member	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A
Benaree Pratt Wiley 1946 Board Member	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – May 2026) Blue Cross-Blue Shield of Massachusetts, Director (2004 – December 2020)
1 Each of the Company's Board members serves on its Board's Audit, Nominating, Compensation, Litigation and Pricing Committees, except that Mr. DiMartino does not serve on the Compensation Committee.
Each director of the Company has been a BNY Mellon Family of Funds board member for several years.  Additional information about each Board member of the Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such board member possesses which the Board of Directors of the Company believes has prepared them to be effective board member.  The Board of Directors of the Company believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness.  However, the Board of Directors of the Company, as does the Board of Trustees of the Trust, believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors of the Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of Directors of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of Directors of the Company contains certain other factors considered by the committee in identifying and evaluating potential board member nominees.  To assist them in evaluating matters under federal and state law, the board members of the Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYIA, and also may benefit from information provided by BNYIA's counsel.  The Board of Directors of the Company and its committees have the ability to engage other experts as appropriate.  The Company's Board of Directors evaluates its performance on an annual basis.
●
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

●
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
●
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook, and director (from 2018 to 2025) and Chair (from 2023 to 2025) of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
●
Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014.  In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.  Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity.  Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C.  Ms. Gulley served as a Governor and President of the Orchid Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.
●
Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments.  Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation and human capital committee and a member of the board's audit committee.  Since April 2022, Mr. Howard has been a member of the Board of Directors and, since June 2025, Chairman of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications.  Since February 2025, he has served as a Senior Advisor to LSH Partners Securities LLC, an independent boutique investment bank providing a variety of advisory services including M&A, restructuring, capital markets and corporate finance across a broad range of industries.

In June 2025, Mr. Howard became an Advisor to the CEO and Board of Persado Inc., a company that utilizes its proprietary AI platform to analyze, generate and personalize digital content which balances the goals of marketing and compliance to improve performance and results.  Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021.  He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021.  Mr. Howard also served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019.  Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies ("Dynatech International LLC"), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC).  From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers.  Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services.  He had been with CSFB and its predecessor companies since 1985.  As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.
●
Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.  Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022.  She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.
●
Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry.  From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Family of Funds.  From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds.  Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.
●
Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.  He also serves as a Board member for Mount Sinai Hospital Urology.
●
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.

Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
●
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley served on the Board of CBIZ (NYSE:CBZ) from 2008 until May 2026.  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

BNY | INVESTMENTS

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to:
   www.proxyvotenow.com/emkts
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free **1-855-379-6846**
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VOTE BY MAIL

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2. Check the appropriate box on the reverse side of the proxy card.
3. Sign, date, and return the proxy card in the envelope provided.

BNY MELLON EMERGING MARKETS FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2026

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST (AS DEFINED BELOW) AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

The undersigned shareholder of BNY Mellon Emerging Markets Fund (the “Fund”), a series of BNY Mellon Funds Trust (the “Trust”), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on October 15, 2026, at a Special Meeting of Shareholders to be held over the Internet in a virtual meeting format only, on December 16, 2026, at 11:00 a.m. Eastern time, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the Special Meeting.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. PLEASE SIGN AND DATE ON REVERSE SIDE. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH ON THE REVERSE SIDE.

CONTROL NUMBER ____________________

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

____

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 16, 2026. The Prospectus/Proxy Statement and any additional proxy soliciting materials for this Meeting are available at www.bny.com/proxy.

Please see the Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free 1-888-513-0355. Representatives are available to assist you Monday through Friday 10:00 a.m. to 11:00 p.m. Eastern Time.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE *TODAY!*

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Please detach at perforation before mailing.

PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE.
THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization for the Fund providing for the reorganization of the Fund with and into BNY Mellon Global Emerging Markets Fund.	☐	☐	☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY INTERNET OR PHONE. IF YOU VOTE BY INTERNET OR PHONE, YOU DO NOT NEED TO RETURN THIS CARD

PRELIMINARY COPY STATEMENT OF ADDITIONAL INFORMATION
October [__], 2026
Acquisition of the Assets of

BNY MELLON EMERGING MARKETS FUND

A Series of BNY Mellon Funds Trust
240 Greenwich Street
New York, New York 10286
1-800-373-9387
By and in Exchange for Class Y shares and Class A Shares of

BNY MELLON GLOBAL EMERGING MARKETS FUND

A Series of BNY Mellon Investment Funds II, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October [_], 2026 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon Emerging Markets Fund (the "Fund") in exchange for Class Y shares and Class A shares of BNY Mellon Global Emerging Markets Fund (the "Acquiring Fund").  With respect to the Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  The following documents are incorporated herein by reference:
1.         The Acquiring Fund's Statement of Additional Information dated September 30, 2025, as revised or amended, November 10, 2025, December 31, 2025, January 30, 2026, February 27, 2026 and May 1, 2026, filed on April 30, 2026 (File No. 333-192305) (EDGAR Accession No. 0000030146-26-000209).
2.         The Acquiring Fund's Form N-CSR for its fiscal year ended October 31, 2025 and (File No. 811-22912) (EDGAR Accession No. 0000030146-25-000211).
3.         The Acquiring Fund's Form N-CSR for the six-month period ended April 30, 2026 (EDGAR Accession No. 0000030146-26-000290).
4.         The Fund's Statement of Additional Information dated December 31, 2025, as revised July 15, 2026, filed on July 15, 2026 (File No. 333-34844) (EDGAR Accession No. 0000030146-26-000304).
5.         The Fund's Form N-CSR  for its fiscal year ended August 31, 2025 (File No. 811-09903) (EDGAR Accession No. 0000030146-25-000099).
6.         The Fund's Form N-CSR for the six-month period ended February 28, 2026 (EDGAR Accession No. 0000030146-26-000215).

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.
The Reorganization will not result in a material change in the Fund's investment portfolios due to the investment restrictions of the Acquiring Fund.  As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.
There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.
The Acquiring Fund will be the accounting and performance survivor in the Reorganization.

BNY Mellon Investment Funds II, Inc.

PART C
OTHER INFORMATION
______________________________

Item 15.            Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A, filed on February 26, 2026.  (File No. 333-192305).
Item 16.            Exhibits.

(1)(a)
Registrant's Articles of Incorporation dated November 1, 2013, are incorporated by reference to Exhibit (a)(i) of the Registration Statement on Form N-1A ("N-1A Registration Statement"), filed on November 13, 2013.

(1)(b)	Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of the N-1A Registration Statement, filed on November 13, 2013.
(1)(c)	Articles Supplementary are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 4 to the N-1A Registration Statement, filed on February 18, 2014.
(1)(d)	Articles Supplementary are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 6 to the N-1A Registration Statement, filed on March 20, 2014.
(1)(e)	Articles Supplementary are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 21 to the N-1A Registration Statement, filed on February 26, 2015.
(1)(f)	Articles Supplementary are incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 16 to the N-1A Registration Statement, filed on November 24, 2014.
(1)(g)
Articles Supplementary reflecting the addition of BNY Mellon Fixed Income Completion Funds (FICS) — C and BNY Mellon Fixed Income Completion Funds (FICS) — CP (together, the "Completion Funds"), is incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(1)(h)	Articles of Amendment are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 16 to the N-1A Registration Statement, filed on November 24, 2014.
(1)(i)
Articles of Amendment regarding the name change of the Registrant from Dreyfus BNY Mellon Funds, Inc. to BNY Mellon Investment Funds II, Inc., and funds from Dreyfus Global Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund to BNY Mellon Global Emerging Markets Fund and BNY Mellon Yield Enhancement Strategy Fund are incorporated by reference to Exhibit (a)(8) of Post-Effective No. 51 to the N-1A Registration Statement, filed on February 27, 2020.

(1)(j)	Articles of Amendment are incorporated by reference to Exhibit (a)(10) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.
(2)	Amended and Restated By-Laws dated November 1, 2023, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.
(3)	Not applicable.
(4)	Agreement and Plan of Reorganization is filed as Exhibit A to the Prospectus/Proxy Statement incorporated herewith.
(5)	Reference is made to Exhibits (1) and (2) hereof.

1

(6)(a)
Management Agreement between the Registrant, on behalf of  BNY Mellon Global Emerging Markets Fund, BNY Mellon Yield Enhancement Strategy Fund, BNY Mellon Fixed Income Completion Funds (FICS)-C, BNY Mellon Fixed Income Completion Funds (FICS)-CP, and BNY Mellon Investment Adviser, Inc., dated December 17, 2013 amended as of June 3, 2019, Schedule 1 revised as of August 19, 2025, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(6)(b)
Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited relating to BNY Mellon Global Emerging Markets Fund is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.

(6)(e)
Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, relating to the Completion Funds, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(6)(f)
Sub-Sub-Investment Advisory Agreement between Newton Investment Management Limited and Newton Investment Management North America, LLC, relating to BNY Mellon Global Emerging Markets Fund, dated March 31, 2023, revised as of June 30, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on February 27, 2024.

(6)(g)
Letter Agreement between BNY Mellon Investment Adviser, Inc. and Newton Investment Management Limited, relating to BNY Mellon Global Emerging Markets Fund, dated March 31, 2023, is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed on February 27, 2024.

(6)(h)
Expense Limitation Agreement (relating to BNY Mellon Global Emerging Markets Fund) between the Registrant and BNY Mellon Investment Adviser, Inc., dated January 8, 2025, is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed on February 26, 2026.

(6)(i)
Expense Limitation Agreement (relating to the BNY Mellon Fixed Income Completion Funds (FICS) — C) between the Registrant and BNY Mellon Investment Advisers, Inc., is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(6)(j)
Expense Limitation Agreement (relating to the BNY Mellon Fixed Income Completion Funds (FICS) — CP) between the Registrant and BNY Mellon Investment Advisers, Inc., is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(7)(a)
Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(7)(b)	Form of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.
(7)(c)	Form of Service Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 55 to the N-1A Registration Statement, filed on February 24, 2023.
(7)(d)	Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.
(8)	Not applicable.
(9)(a)
Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011 (effective as of May 1, 2011) is incorporated by reference to Exhibit (g)(1) of Pre-Effective Amendment No. 4 to the N-1A Registration Statement.

2

(9)(b)
Amendment to Custody Agreement made as of October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 40 to the N-1A Registration Statement, filed on February 27, 2017.

(9)(c)
Second Amendment to Custody Agreement made as of December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 40 to the N-1A Registration Statement, filed on February 27, 2017.

(9)(d)
Third Amendment to Custody Agreement made as of April 1, 2023, is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 56 to the N-1A Registration Statement, filed on February 27, 2024.

(9)(e)
Revised Schedule 1 to the Custody Agreement, reflecting the addition of the Completion Funds, is incorporated by reference to Exhibit (g)(5) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(10)(a)
Distribution Plan (Rule 12b-1 Plan), dated December 17, 2013, revised June 3, 2019 is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.

(10)(b)
Rule 18f-3 Plan, amended January 2, 2024, revised as of November 29, 2024, is incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 57 to the N-1A Registration Statement, filed on February 26, 2025.

(11)	Opinion and Consent of Venable LLP, Maryland Counsel.*
(12)	Form of opinion and consent of counsel regarding tax matters.*
(13)	Not applicable.
(14)	Consent of KPMG LLP, the independent registered public accounting firm of the Registrant.*
(15)	Not applicable.
(16)	Power of Attorney.*
(17)(a)
Amended and Restated Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc., dated January 1, 2025, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 57 to the N-1A Registration Statement, filed on February 26, 2025.

(17)(b)
Amendment to the Amended and Restated Transfer Agency Agreement dated November 5, 2025, reflecting a revised Schedule B, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 59 to the N-1A Registration Statement, filed on November 7, 2025.

(17)(c)
Shareholder Services Plan, dated December 17, 2013, revised June 3, 2019 is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.

(17)(d)
Fund of Funds Investment Agreement between the Registrant, on behalf of BNY Mellon Global Emerging Markets Fund and Northern Lights Fund Trust, on behalf of PFG BNY Mellon Diversifier Strategy Fund, dated December 15, 2021, effective January 19, 2022 is incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 54 to the N-1A Registration Statement, filed on February 24, 2022.

(17)(e)
Revised Code of Ethics adopted by the Registrant, BNY Mellon Investment Adviser, Inc., BNY Mellon, BNY Mellon Securities Corporation and NIM, effective March 31, 2021 is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 54 to the N-1A Registration Statement, filed on February 24, 2022.

(17)(f)
Code of Ethics for the Non-management Board Members of the BNY Mellon Family of Funds and BNY Mellon Funds Trust is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 51 to the N-1A Registration Statement, filed on February 27, 2020.

___________________
*  Filed herein or herewith.

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Item 17.            Undertakings.
(1)                     The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)                     The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post‑effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)                     The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.
(4)                     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 15th day of September, 2026.
BNY MELLON INVESTMENT FUNDS II, INC.
By:  /s/ Sarah S. Kelleher
                                                                               Sarah S. Kelleher, Vice President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the date indicated have signed this Registration Statement.
Signatures	Title	Date
/s/ David DiPetrillo* David DiPetrillo	President (Principal Executive Officer)	09/15/2026
/s/ James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	09/15/2026
/s/ Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	09/15/2026
/s/ Francine J. Bovich* Francine J. Bovich	Board Member	09/15/2026
/s/ Andrew J. Donohue* Andrew J. Donohue	Board Member	09/15/2026
/s/ Joan L. Gulley* Joan L. Gulley	Board Member	09/15/2026
/s/ Alan H. Howard* Alan H. Howard	Board Member	09/15/2026
/s/ Robin A. Melvin* Robin A. Melvin	Board Member	09/15/2026
/s/ Bradley J. Skapyak* Bradley J. Skapyak	Board Member	09/15/2026
/s/ Burton N. Wallack* Burton N. Wallack	Board Member	09/15/2026
/s/ Roslyn M. Watson* Roslyn M. Watson	Board Member	09/15/2026
/s/ Benaree Pratt Wiley* Benaree Pratt Wiley	Board Member	09/15/2026

*BY:      /s/ Sarah S. Kelleher
              Sarah S. Kelleher
               Attorney-in-Fact

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INDEX OF EXHIBITS
Exhibits
(4)                     Agreement and Plan of Reorganization is filed as Exhibit A to the Prospectus/Proxy Statement.
(11)                   Opinion and consent of Venable LLP, Maryland counsel.
(12)                   Form of opinion and consent of counsel regarding tax matters.
(14)                   Consent of KPMG LLP, the independent registered public accounting firm of the Registrant.
(16)                   Power of Attorney.